NORTHLAND FINANCIAL GROUP. INC.

The Leader in Specialty Equipment Leasing

LEASE                                                              250181.2
Equipment                                                          Lease Number

--------------------------------------------------------------------------------
Quant.                      Model                   Description and Serial No.

                                                    Reference supplier invoice#

Equipment Location                   City                            State, Zip
3560 Cypress Gardens Rd              Winterhaven                     FL 33884

Equipment Contact                    Phone
                                     941-326-1006

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
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Lease Terms

Term                No. of           Monthly            Tax      Total              Advance            Purchase
(in months)         Payments         Rental                      Rent payment       Rental             Option


60                  60                  $580.00          $37.00         $614.50     $1235.40           $101.00
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

Lessee (Billing Information)                        Supplier


Billing Contact   Floridino Pizza & Pasta           Name     See Addendum
Address    3560 Cypress Gardens Rd                  Address
City       Winterhaven                              City
State      FL           Zip 33884                   State                 Zip
County                                              Sale Rep.
Phone# 9410326-1006     Fax #                       Phone #               Fax #

Terms and Conditions of Lease (See reverse side of Lease for additional Terms and Conditions)

1. Lease. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment described above.

2. Term and Rent. Lessee agrees to pay to Lessor the monthly rental shown above for the number of months shown as the term. Rental payments are due monthly beginning on the date Lessee accepts the equipment and the same day of each month thereafter until all monthly rental payments have been paid in full. Any Advance Rentals will be used for the first rental payment at the discretion of Lessor and any balance will be held by Lessor (without interest) as security for Lessee's obligations under this Lease. Advance Rentals will not be refunded if this Lease does not commence due to any act or omission of Lessee. All rental payments will be paid at Lessor's office shown on Lessor's invoice.

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This Lease will not be binding on Lessor This Lease is non-cancellable and cannot be changed until it is accepted below except in writing signed by Lessor and Lessee
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Lessor                                   Lessee (Print Full Legal Name)


Northland Financial Group, Inc.          George Pirgousis dba Floridino Pizza
                                         & Pasta
By  /s/ William Marceau
    -----------------------
                                         By  /s/George Pirgousis
                                             --------------------
Title President

                                         Title
                                               ------------------------
Date
     ------------------------------
                                         Date
                                              --------------------------

3. Late Charge. If any payment is more than five day late, Lessee agrees to pay each month, a late charge of 5% of that payment, with a minimum of $15.00 and a maximum of $100.00, as liquidated damages to cover Lessor's costs.

4. Acceptance. Lessee agrees to deliver to Lessor a written statement signed by Lessee accepting the equipment as satisfactory for this Lease. Lessee authorizes Lessor to insert in this Lease the serial numbers and other identification data of the equipment when made available to Lessor. Lessee authorizes Lessor to insert in the Lease or written acceptance statement all applicable dates and titles of signators.

5. Agency. Lessee agrees that no salesman or representative of the manufacturer or supplier is acting on behalf of Lessor.

6. Disclaimer of Warranty. Lessor makes NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE EQUIPMENT and Lessor is leasing the equipment to Lessee "AS IS". Lessee agrees not to make any claim for any reason against Lessor for consequential damages. Lessee acknowledges that it has been advised that it may have rights against the supplier of the equipment and that it should contact the supplier for a description of any such rights. Lessor assigns to Lessee any warranty received by Lessor in connection with the equipment.

7. Noncancelable Lease. This Lease cannot be cancelled and Lessee agrees that all payment obligations are unconditional.

8. Ownership of Equipment. Lessor is the owner of the equipment and Lessee agrees to keep the equipment clear of all liens or claims.

9. Location and Use of Equipment. Lessee agrees to use the equipment only for business purposes and to keep the equipment at the address shown above (unless it is portable). Lessee agrees not to change the location of the equipment without the advance written consent of Lessor. At the end of the lease term (or any renewal term), Lessee agrees, at its expense, to return the equipment to the location specified by Lessor in the same condition it was delivered except for ordinary wear and tear.

10. Maintenance of Equipment. Lessee is responsible, at its expense, for installing and keeping the equipment in good working order. If any of the equipment is damaged, lost or does not work satisfactorily for any reason, Lessee agrees to continue to pay all monthly rentals. Any insurance proceeds received by Lessor will be held by Lessor as additional Advance Rentals.

11. Indemnity. Lessor is not responsible for any losses or injuries caused by the installation or use of the equipment. Lessee agrees to reimburse Lessor for and defend lessor against any claims, including negligence and strict liability, whenever made for losses or injuries caused by the equipment.

12. Taxes and Fees. Lessee agrees to pay when due all taxes, filing fees, interest, and penalties relating to the Lease and the equipment. If Lessor makes any of these payments, Lessee agrees to reimburse Lessor on demand and pay Lessor a service charge of $15. Lessee also agrees to pay to the Lessor at the beginning of this Lease a one-time documentation fee of up to $100.00

13. Insurance. Lessee agrees to keep the equipment fully insured against loss until this Lease is paid in full, with any loss payable to Lessor. Lessee also agrees to obtain a liability insurance policy from an insurance company that is acceptable to Lessor and to include Lessor as an insured on the policy. Before this Lease begins, Lessee agrees to provide Lessor with satisfactory evidence of the required insurance. If Lessee falls to obtain any of the required insurance within thirty (30) days after the commencement of the Lease, Lessee shall pay Lessor as liquidated damages, an additional amount equal to 1.5% of each monthly rent payment until insurance is provided. Lessee continues to bear risk of loss to Equipment whether or not insurance is in force.

14. Default and Remedies. If Lessee fails to pay any monthly rental when due or fails to comply with any requirement of this Lease, Lessee will be in default and Lessor can require that Lessee pay the remaining balance of this Lease and return the equipment to Lessor. Lessee agrees that Lessor is not required to repossess the equipment and, if the equipment is not returned to Lessor, Lessee agrees to pay to Lessor the value of the equipment as of the date of Lessee's default. Lessor can also use any of the remedies available under the Uniform Commercial Code or any other law. Lessee agrees to pay all costs of Lessor required for the enforcement of this Lease, including attorney's fees and the cost of the repossession of the equipment. Lessor maintains offices in both California (San Francisco Bay Area) and Minnesota (Twin Cities Area) and this Lease has been entered into in one of those offices and, therefor, any legal action relating to this Lease shall be brought in (a) San Mateo County, California if Lessee is located in the Pacific or Mountain Time Zone, or (b) Hennepin County, Minnesota if Lessee is located in the Central or Eastern Time Zones; and Lessee consents to personal jurisdiction therein.

15. Assignment. LESSEE AGREES IT HAS NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE WITHOUT THE ADVANCE WRITTEN CONSENT OF LESSOR. Lessor may sell, assign or transfer this Lease or the equipment and Lessee agrees if that occurs, the new owner will have all the rights and benefits that Lessor has but will not have to perform any of Lessor's obligations. Lessee also agrees that the rights of the new owner will not be subject to any claims, defenses or setoffs that Lessee may have against Lessor or Supplier.

16. Renewal and Purchase Option. Unless the equipment has been returned to the Lessor by the expiration date, this Lease will be automatically renewed on a month-to-month basis at the end of the original term for the same monthly rent payment. Lessee can terminate this automatic renewal by sending written notice to Lessor at least 90 days before the end of any renewal term. If it is indicated above that Lessee has been given a purchase option and if Lessee is not in default under this Lease, Lessee may purchase the equipment at the end of the lease term for the started price plus applicable taxes.

17. Miscellaneous. Lessee agrees that this Lease is the entire agreement with Lessor and cannot be changed except in writing signed by Lessor and Lessee. Lessee agrees that any delay or failure by Lessor to enforce its rights under this Lease does not prevent Lessor from enforcing any rights at a later time. Lessee agrees that Lessor can sign any UCC financing statement as attorney-in-fact for Lessee. This Lease is binding upon the successors and assigns of Lessor and Lessee and is to be interpreted under either California or Minnesota law, depending upon where a legal action is brought. If more than one Lessee has signed this Lease, the liability of each Lessee is joint and several.

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